Other Operating Income And Expenses	6 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Other Operating Income and Expenses

B.15. OTHER OPERATING INCOME AND EXPENSES
Other operating income amounted to €617 million in the first half of 2023 (versus €416 million in the first half of 2022), and Other operating expenses to €1,422 million (versus € 1,204 million in the first half of 2022).
The main items included in Other operating income were: in the first half of 2023, (i) income from pharmaceutical partners of €160 million (versus €153 million in the first half of 2022), of which €102 million came from Regeneron (versus €133 million in the first half of 2022, see table below) and (ii) gains on disposals of assets and operations of €413 million, primarily on divestments of non strategic products (versus €288 million in the first half of 2022).
Other operating expenses for the first half of 2023 included €1,423 million of expenses related to Regeneron (versus €1,201 million in the first half of 2022), as shown in the table below.

(€ million)	June 30, 2023 (6 months)	June 30, 2022 (6 months)	December 31, 2022 (12 months)
Income & expense related to profit/loss sharing under the Monoclonal Antibody Alliance	(1,449)	(979)	(2,325)
Additional share of profit paid by Regeneron towards development costs	291	97	434
Reimbursement to Regeneron of selling expenses incurred	(260)	(216)	(476)
Total: Monoclonal Antibody Alliance	(1,418)	(1,098)	(2,367)
Immuno-Oncology Alliance	—	36	16
Other (mainly Zaltrap® and Libtayo®)	97	(6)	1,120
Other operating income/(expenses), net related to Regeneron	(1,321)	(1,068)	(1,231)
of which amount presented in “Other operating income”	102	133	1,147